THE CHINA FUND, INC.

c/o Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

October 6, 2025

Dear Stockholders:

A Special Meeting of Stockholders (the “Special Meeting”) of The China Fund, Inc. (the “Fund”) is scheduled to be held virtually at 11:00 a.m. (Eastern time) on October 21, 2025.

At the Special Meeting, you will be asked to consider and vote on the liquidation and dissolution of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Dissolution (the “Plan”) adopted by the Board of Directors of the Fund (the “Board”) (the “Proposal”).

In determining to approve the Liquidation pursuant to the Plan, the Board considered a variety of factors including, among others, (i) the size of the Fund and the resulting upward pressure on the Fund’s expense ratio, (ii) investor demand for competitor investment products that offer greater liquidity than a traditional closed-end fund, such as exchange-traded funds, (iii) the Fund’s persistent discount to net asset value, (iv) the Fund’s performance, and (v) prevailing geopolitical and market conditions. The Board also considered alternatives to the Liquidation, including converting the Fund into an open-end management investment company and changing the Fund’s investment objective and principal investment strategy. After careful deliberation, the Board unanimously determined the Liquidation pursuant to the Plan advisable, and recommends that stockholders vote “FOR” the Proposal. It is important that you vote “FOR” the Proposal promptly to ensure an orderly Liquidation of the Fund under the Board’s continued oversight.

The Board knows of no other business to be presented for consideration at the Special Meeting. Under Maryland law relating to special meetings of stockholders, no business other than the matters stated in the Notice of Special Meeting may come before the Special Meeting.

The Board recommends that you vote “FOR” the Liquidation of the Fund. However, before you vote, please read the proxy statement in full for an explanation of the Proposal.

Your vote on this matter is important. Even if you plan to attend and vote virtually at the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the internet. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. To ensure that shares will be voted in accordance with your instructions, please submit your proxy by October 20, 2025.

If you have any questions about the Proposal to be voted on, please call the Fund at (888) 446-7616.

Respectfully,

Julian Reid
Chairman of the Board

THE CHINA FUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Scheduled to be Held October 21, 2025

To the Stockholders of The China Fund, Inc.:

A special meeting of stockholders (the “Special Meeting”) of The China Fund, Inc. (the “Fund”) is scheduled to be held virtually at 11:00 a.m. (Eastern time) on October 21, 2025, to consider and vote on the following proposal, as more fully described in the accompanying Proxy Statement:

PROPOSAL:	To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution as described in the Proxy Statement (the “Proposal”).

The Board of Directors of the Fund (the “Board”) knows of no other business that will be presented for consideration at the Special Meeting. Under Maryland law relating to special meetings of stockholders, no business other than matters stated in this Notice may come before the Special Meeting.

The Board has fixed the close of business on September 26, 2025, as the record date for the determination of the stockholders of record of the Fund entitled to notice of and to vote at the Fund’s Special Meeting and any adjournment or postponement thereof.

The Special Meeting will be conducted solely online via virtual format by conference call. If you are a stockholder entitled to vote, to participate in the Special Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date, and provide the name of the Fund, your name and address, and the control number found in the shaded box of your proxy card. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Special Meeting.

Please read this Proxy Statement carefully and vote on the enclosed proxy card or by internet or telephone as recommended by the Board. Whether or not you expect to attend the Special Meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed proxy card or vote by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the Special Meeting.

The Board unanimously recommends that you vote “FOR” the Proposal.

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting of Stockholders to be Held on October 21, 2025:

The Proxy Statement is attached. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to the proxy materials both by sending you this full set of proxy materials, including the Proxy Statement and the proxy card, and by notifying you of the availability of these proxy materials on the internet. This Notice and the attached Proxy Statement are available on the internet at https://www.proxy-direct.com/chn-34711.

By order of the Board of Directors,

Patrick Keniston
Secretary

October 6, 2025

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IMPORTANT NEWS FOR FUND STOCKHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What matters will be voted on at the Special Meeting?

A.	Stockholders of the Fund are being asked to consider and vote on the liquidation and dissolution of the Fund (the “Liquidation”) pursuant to a Plan of Liquidation and Dissolution (the “Plan”) (the “Proposal”). The Board unanimously recommends that stockholders vote “FOR” the Proposal.

Q.	Why does the Board recommend that stockholders approve the Liquidation of the Fund?

A.	The Board believes the Liquidation is advisable as it is in the best interests of the Fund and its stockholders. In determining to approve the Liquidation, the Board considered a variety of factors including, among others, (i) the size of the Fund and the resulting upward pressure on the Fund’s expense ratio, (ii) investor demand for competitor investment products that offer greater liquidity than a traditional closed-end fund, such as exchange-traded funds, (iii) the Fund’s persistent discount to net asset value (“NAV”), (iv) the Fund’s performance, and (v) prevailing geopolitical and market conditions. The Board also considered alternatives, including converting the Fund into an open-end management investment company and changing the Fund’s investment objective and principal investment strategy. In light of these factors, and after careful deliberation, the Board unanimously determined the Liquidation pursuant to the Plan advisable, and recommends that stockholders vote “FOR” the Proposal.

If approved by stockholders, the Liquidation will allow stockholders of the Fund to realize NAV, less transaction costs associated with disposing of the Fund’s assets and certain other costs to be paid by the Fund for their shares.

Q:	What will happen if the Liquidation of the Fund is not approved at the Special Meeting?

A:	If stockholders do not approve the Liquidation, the Fund will continue to exist as a registered investment company and be managed in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interests of the Fund and its stockholders, including the possibility of resubmitting the Plan or another plan of liquidation and dissolution to stockholders for consideration.

Q:	How could the Liquidation affect Fund stockholders?

A:	If the Liquidation of the Fund is approved, the Fund will wind up its business, convert any remaining portfolio securities to cash and make one or more liquidating distributions to stockholders of record as of the close of business on the date the Fund’s stockholders approve the Proposal, or on such later date as may be determined by the Board. In addition, upon the approval of the Liquidation, the Fund can be expected to deviate from its investment objective and strategies to ensure an orderly liquidation of its assets. For example, the Fund may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan.

As a result of its Liquidation, the Fund’s assets are expected to be distributed in one or more cash payments in complete cancellation of all of the outstanding shares of the Fund (each, a “Liquidating Distribution”). If stockholders approve the Proposal, one or more Liquidating Distributions will occur as soon as practicable following such approval. However, the Fund is not able to predict when it will complete the sale of its assets or when it will distribute any Liquidating Distributions.

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The Liquidation will generally be a taxable event for stockholders that are subject to U.S. federal income tax. Any such stockholder that receives a distribution in the Liquidation will generally realize capital gain or loss in an amount equal to the difference between the total amount of the liquidation distribution(s) received and the stockholder’s adjusted basis in the Fund shares. Stockholders are urged to consult their tax advisor with regard to the specific tax consequences of the Liquidation of the Fund. For a brief discussion of certain U.S. federal income tax considerations resulting from the Liquidation, see “General Income Tax Consequences” in the Proxy Statement, below.

Q:	Will the Fund pay for the expenses of the Liquidation?

A:	The expenses of the Liquidation will be paid by the Fund. Such expenses will be paid (or set aside by the Fund for payment) prior to the Fund’s payment of Liquidating Distributions to stockholders, including transaction costs associated with disposing of the Fund’s assets. The Board considered the terms and conditions of the Plan, including that the Plan provides the Fund will bear all of the expenses incurred in carrying out the Plan. The expenses of the Liquidation of the Fund (including legal, printing and proxy solicitation expenses) are estimated to be approximately $86,400.

Q:	Who is eligible to vote?

A:	Stockholders of the Fund as of the close of business on September 26, 2025 (the “Record Date”) are eligible to vote at the Special Meeting with respect to the Liquidation of the Fund.

Q.	What is the vote required to approve the Proposal?

A.	Approval of the Proposal requires the affirmative vote of a simple majority (i.e., more than half) of the shares of common stock of the Fund outstanding and entitled to vote thereon.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call the Fund at (888) 446-7616.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can authorize your proxy to vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. You also may vote virtually at the Special Meeting. However, even if you plan to attend the Special Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by October 20, 2025.

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THE CHINA FUND, INC.

c/o Brown Brothers Harriman & Co.,

50 Post Office Square

Boston, Massachusetts 02110

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” and each Board member, a “Director”) of The China Fund, Inc. (the “Fund”) of proxies to be voted at a special meeting of stockholders of the Fund (collectively, “Stockholders”) to be held virtually at 11:00 a.m. (Eastern time) on October 21, 2025 (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

At the Special Meeting, Stockholders will be asked to consider and vote on the liquidation and dissolution of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Dissolution (the “Plan”) adopted by the Board (the “Proposal”). The Fund is organized as a Maryland corporation, and is a registered management investment company.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about October 9, 2025. Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a Stockholder has specified a choice on that Stockholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the Proposal, the shares will be voted “FOR” the Liquidation. Any Stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Special Meeting or by attending and voting at the Special Meeting.

Stockholders of record at the close of business on September 26, 2025 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting and at any and all adjournments or postponements thereof. With respect to the Proposal, each share shall be entitled to one vote. As of the Record Date, the Fund had 9,612,390 shares of common stock outstanding. Stockholders are not entitled to any appraisal rights as the result of the Proposal to be considered at the Special Meeting.

A quorum of Stockholders is required to take action at the Special Meeting. The presence in person (i.e., virtually) or by proxy of Stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the Stockholders. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies returned without marking votes on the Proposals will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Special Meeting for purposes of determining the presence of a quorum. If a Stockholder is present virtually or by proxy at the Special Meeting but does not vote, the Stockholder’s shares will count towards a quorum but will have no effect on the Proposal. Votes cast by proxy or virtually at the Special Meeting will be tabulated by the inspector of election for the Special Meeting. The inspectors of election, who are appointed by the officers of the Fund, will determine whether or not a quorum is present at the Special Meeting.

In the event a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of the shares present in person or by proxy have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the original Record Date without notice other than announcement at the Special Meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Special Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to Stockholders, in which case the Special Meeting may be held more than 120 days beyond the original Record Date. A proxy granted by a Stockholder as of the original Record Date for the Special Meeting remains valid with respect to the shares held by such Stockholder as of the subsequent record date, unless the proxy is revoked by the Stockholder prior to being exercised at the adjourned or postponed meeting, provided that, unless a proxy provides otherwise, it is not valid for more than eleven months after its date. The Fund may postpone or cancel the Special Meeting by making a public announcement of such postponement or cancellation prior to the Special Meeting. Notice of the date, time, and place to which the Special Meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

In accordance with Article Fourth, Section 6 of the Fund’s Articles of Incorporation, the affirmative vote of a majority of the shares of common stock of the Fund outstanding and entitled to vote thereon is required to approve the Proposal.

The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports, to a Stockholder upon request. Such requests should be directed to the Fund at 50 Post Office Square, Boston, Massachusetts 02110 or by calling (888)-CHN-CALL. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at www.chinafundinc.com and on the EDGAR Database on the U.S. Securities and Exchange Commission’s internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more Stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, Stockholders should contact the Fund at the address and phone number set forth above.

PROPOSAL: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND

At Board meetings held on June 12, 2025, and June 20, 2025, the Board considered, and discussed with counsel to the Fund and the Directors, the potential liquidation and dissolution of the Fund, including the factors described below. At the Board meeting on June 20, 2025, following those discussions, the Board unanimously declared the Liquidation of the Fund pursuant to the Plan advisable, and recommended that Stockholders vote “FOR” the Proposal.

At the Special Meeting, Stockholders will be asked to approve the Liquidation of the Fund pursuant to the Plan, which is described further below and is included as Appendix A attached hereto. The Board unanimously recommends that Stockholders vote “FOR” the Proposal.

If Stockholders approve the Liquidation pursuant to the Plan, the Fund’s management, under the oversight of the Board, will wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. The Fund will then set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities and obligations of the Fund and make one or more liquidating distributions of the remaining cash to Stockholders. The amounts to be distributed to Stockholders upon Liquidation of the Fund will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below. If Stockholders approve the Proposal, the Fund will publicly announce important dates with respect to the Liquidation when they are determined.

If Stockholders do not approve the Liquidation of the Fund, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interests of the Fund and its Stockholders, including the possibility of resubmitting the Plan or another plan of liquidation and dissolution to Stockholders for consideration.

Background

The Fund was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. As of September 26, 2025, the Fund’s total net assets were $179,712,807.30. The Fund’s total net assets can be expected to change (i.e., they may increase or decrease) before the Plan is implemented. Additional information about the Fund may be found on its website at www.chinafundinc.com.

Board Considerations in Approving the Liquidation of the Fund

In approving, and recommending that Stockholders approve, the Liquidation pursuant to the Plan, the Board considered the factors set forth below, among others, with respect to the Fund, and determined that the Liquidation is advisable and in the best interests of the Fund and its Stockholders.

●	Size of the Fund. The Board considered and discussed the declining assets of the Fund over the last several years and the inefficiencies, higher costs and disadvantageous economies of scale attendant with the operation and management of a fund with a small asset size.

●	Investor Demand for Competing Open-End Products. The Board considered and discussed the availability of, and investor demand for, competing open-end products that offer greater liquidity than a traditional closed-end fund, including mutual funds and exchange-traded funds (“ETFs”) with similar investment objectives, strategies, and policies as the Fund.

●	Realization of NAV. The Board considered and discussed the Fund’s persistent discount to NAV and the Board’s efforts, over many years, to reduce the Fund’s discount to NAV through share repurchases. The Board considered that, if approved by Stockholders, the Liquidation would allow Stockholders to realize NAV for their shares, and avoid the discount to NAV that Stockholders would currently realize if they sold their shares in the market.

●	Fund Performance. The Board considered and discussed the Fund’s performance.

●	Alternatives to the Liquidation are Less Desirable. The Board considered and discussed alternatives to the Liquidation, including converting the Fund to a closed-end interval fund, converting the Fund from a closed-end investment company to a mutual fund or an ETF, or a potential merger with another closed-end fund or with a mutual fund or ETF. However, the Board, after careful consideration of each of the alternatives discussed, believes that such measures likely would be less beneficial to Stockholders as compared to the Liquidation, in part because each of the alternative measures was likely to introduce a range of added costs, changes in investment strategy and/or investment objectives, risks and complications relative to an orderly liquidation.

●	Tax Consequences. The Board considered that, if the Liquidation is approved, the Fund would intend to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its final fiscal period preceding the Liquidation. As a result, the Fund may need to distribute undistributed net investment income, net tax-exempt income and/or net capital gains to Stockholders in connection with the Liquidation. At the Stockholder level, the tax consequences of the Liquidation will generally depend upon the difference between the proceeds a Stockholder receives in the Liquidation and the Stockholder’s adjusted tax basis in the Fund’s shares for U.S. federal income tax purposes. In evaluating the Fund’s options, the Board considered that Stockholders would have the opportunity to consider those tax consequences in voting to approve or not approve the Liquidation.

●	Terms and Conditions of the Plan. The Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs and expenses of the Liquidation (including legal, printing and proxy solicitation expenses) will be borne by the Fund. The costs and expenses of the Liquidation are estimated to be approximately $86,400.

●	Orderly Liquidation Process. The Board considered that, if the Liquidation is approved at the Special Meeting, management of the Fund, under the oversight of the Board and the Fund’s officers, will take steps to sell the Fund’s portfolio securities, discharge (or arrange payment of) the Fund’s liabilities, and distribute to Stockholders any liquidating distributions from the Fund’s remaining assets, as described further below. The Board considered information regarding the liquidity profile of the Fund’s portfolio holdings, including the ability to convert such holdings to cash and cash equivalents to facilitate the Liquidation.

●	Geopolitical and Market Conditions. The Board considered and discussed the geopolitical and market conditions in which the Fund invests and operates. The Board discussed the current relationship between China and the United States and the ongoing trade negotiations between the two countries, China’s evolving economy, and other geopolitical and market conditions that could impact the Fund, its investments, and its performance.

After consideration of the foregoing factors, among other information deemed relevant by the Board, the Board determined to approve the Liquidation pursuant to the Plan, and recommended that Stockholders approve the Proposal. A copy of the Plan is included in Appendix A attached hereto.

If the Liquidation of the Fund is approved by Stockholders, the Fund, under the oversight of the Board and the officers of the Fund, will proceed to wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions.

Summary of Plan of Liquidation and Dissolution

The following summary of the Plan does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is included as Appendix A attached hereto. Stockholders are urged to read the Plan in its entirety.

Effective Date of the Plan. The Plan will become effective for the Fund upon the approval of the Proposal by the affirmative vote of a simple majority (i.e., more than half) of the shares of common stock of the Fund outstanding and entitled to vote thereon (the “Effective Date”).

Cessation of Business. After the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities, and distributing its remaining assets to the Stockholders.

Fixing of Interests and Closing of Books. The proportionate interests of Stockholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on the Effective Date, or on such later date as may be determined by the Board (the “Determination Date”). Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect, the Stockholders’ respective interests in the Fund’s assets will not be transferable and the Fund’s shares will cease to be traded on the NYSE.

Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Fund will be converted to cash or cash equivalents, and the Fund will pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final Liquidating Distribution (as defined below).

Declaration of Dividend. As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Fund may declare one or more dividends as the Treasurer of the Fund may deem necessary or appropriate.

Liquidation Distributions. As soon as reasonably practicable after the Effective Date and following the payment or other provision for all liabilities and expenses of the Fund, the remaining assets of the Fund will be distributed by one or more cash payments to the Stockholders of record as of the Determination Date in complete cancellation of all of the outstanding shares of stock of the Fund (each, a “Liquidating Distribution”). The Fund may pay more than one Liquidating Distribution to holders of shares or may pay a Liquidating Distribution in more than one installment if appropriate to ensure the orderly disposition of portfolio investments.

Upon payment of the final Liquidating Distribution, all outstanding shares of the Fund will be redeemed. After the final Liquidating Distribution, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the final Liquidating Distribution, such cash or distribution (after taking into account all expenses associated with effecting the disposition thereof) will be distributed as directed by the Board and in such manner as the Board or, subject to the direction of the Board, the officers of the Fund deem appropriate.

The final Liquidating Distribution will occur as soon as practicable after the Effective Date and in any event no later than one day prior to the date that is two years after the Effective Date.

Liquidating Trust. The Fund may place into a liquidating trust for the benefit of Stockholders (the “Liquidating Trust”) any illiquid portfolio securities that cannot be liquidated at a reasonable price on or before the payment of the final Liquidating Distribution. The Liquidating Trust may make additional distributions to Stockholders upon the sale of such illiquid securities.

Expenses of the Liquidation and Dissolution of the Fund. The Fund will bear all of the expenses incurred in carrying out the Plan.

Deregistration under the 1940 Act. Upon completion of the Liquidating Distributions to Stockholders under the Plan, the Fund will file with the U.S. Securities and Exchange Commission an application for an order declaring that the Fund has ceased to be an investment company.

Dissolution under Maryland Law. As promptly as practicable after the Liquidating Distributions to Stockholders, the Fund will file Articles of Dissolution to effectuate the Fund’s dissolution under Maryland law.

Continued Operation of the Fund. The Plan provides that the Board has the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the Liquidating Distributions) at any time, without Stockholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its Stockholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the complete liquidation, dissolution, and termination of existence of the Fund, and the distribution of its net assets to Stockholders in accordance with the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation and By-Laws, and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of Stockholders, such variation or amendment will be submitted to Stockholders for approval. In addition, the Board may abandon this Plan prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its Stockholders. However, it is the Board’s current intention to liquidate and dissolve the Fund as soon as practicable.

Distribution Amounts

On September 26, 2025, the NAV per share of the Fund was: $18.70. The NAV per share of the Fund can be expected to change (i.e., it may increase or decrease) before the Plan is implemented and proceeds are distributed to Stockholders. The amounts to be distributed to Stockholders upon liquidation will be reduced by the ordinary expenses and liabilities of the Fund. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to Stockholders. The Fund will bear all of the expenses incurred in carrying out this Plan.

General Income Tax Consequences

The following is a summary of certain U.S. federal income tax considerations generally relevant to the Fund and its Stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Stockholders, and the discussion here is not intended as a substitute for careful tax planning. Stockholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this proxy statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If the Stockholders approve the Liquidation pursuant to the Plan, the Fund will sell its assets and distribute the proceeds and any income to Stockholders. The Fund may recognize income or gain in connection with the disposition of its assets and may recognize other income until the Liquidation is completed. However, subject to certain requirements, the Fund may be able to deduct a portion of distributions it makes to Stockholders in connection with the Liquidation and may thereby reduce all or a portion of any Fund-level tax.

For federal income tax purposes, a Stockholder’s receipt of his or her pro rata share of the Liquidating Distribution will be a taxable event for the Stockholder in which the Stockholder will generally be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each Stockholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the Stockholder’s adjusted tax basis in his or her Fund shares. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the Stockholder held Fund shares for more than one year and otherwise generally will be treated as short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a Stockholder in respect of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that the Fund Stockholder would receive if such Stockholder sold their entire interest in the Fund prior to the liquidation generally would be identical to the federal income tax treatment described above to a Stockholder in liquidation of the Stockholder’s interest in the Fund.

A Liquidating Distribution to a Stockholder may be subject to backup withholding. Generally, Stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. Certain Stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability. The Fund is required to report certain information to the Internal Revenue Service and to each U.S. Stockholder, including the value of any payment or property received by each Stockholder in a Liquidating Distribution.

Impact of the Plan on the Fund’s Status Under the 1940 Act

After the Effective Date, the Fund will cease doing business as an investment company (including ceasing to invest assets in accordance with the Fund’s investment objective) and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the SEC will issue an order approving the deregistration if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund’s activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action.

Until the Fund’s deregistration as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

Procedure For Dissolution Under Maryland Law

After the Effective Date, pursuant to the Maryland General Corporation Law, Articles of Dissolution stating that the dissolution has been authorized will, in due course, be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

Appraisal Rights

Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

Additional Considerations with Respect to the Proposed Liquidation

In addition to the other information contained in this proxy statement, you should consider the following factors in determining whether to vote in favor of the Liquidation pursuant to the Plan.

The Fund is not able to estimate net proceeds to be received by the Stockholders. The actual amounts to be distributed to Stockholders upon the Liquidation of the Fund are subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to Stockholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses, and liabilities to be paid by the Fund in the future; the potential market impact of liquidation of portfolio securities (including the liquidation of potentially large blocks of portfolio securities) under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which cannot be predicted with any certainty at this time.

The Fund is not able to predict at this time the length of time it would take to complete the Liquidation. Notwithstanding the approval of the Proposal at the Special Meeting by Stockholders, any claims pending against the Fund and/or the Board must be satisfactorily resolved prior to the distribution of the Fund’s assets. While the Board is not currently aware of any such claim with respect to the Fund, it is possible that such a claim could arise and that costs would be incurred to resolve it. If any such claim should arise with respect to the Fund, the Fund will not liquidate until such claim is satisfactorily resolved in the sole discretion of the Board. The Fund is not able to predict when it will complete the sale of its assets or when it will distribute the Liquidation proceeds to Stockholders. During the Liquidation, the Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and dissolution, and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan. Further, the market value of the Fund’s portfolio securities may decline during the course of the Liquidation, resulting in a reduction in the amounts available for Liquidating Distributions, and the length of the Liquidation cannot be predicted at this time as described above.

The liquidity and market price of the shares of Common Stock of the Fund could decrease. As the Fund sells its assets and distributes proceeds of the Liquidation to Stockholders, the market capitalization and “float” of the shares of Common Stock of the Fund may diminish. Market interest in the shares of Common Stock of a Fund may also diminish. This could reduce the market demand for, and liquidity and price of, the shares of Common Stock of the Fund, which may adversely affect the market price of the shares of Common Stock of the Fund. When, as part of the Plan, the Fund is no longer traded on the NYSE, the market demand for, and liquidity and price of, the shares of Common Stock of the Fund would further decrease.

Required Vote

In accordance with Article Fourth, Section 6 of the Fund’s Articles of Incorporation, the affirmative vote of a majority of the shares of common stock of the Fund outstanding and entitled to vote thereon is required to approve the Proposal.

Board Recommendation

For the reasons set forth above, the Board unanimously recommends that Stockholders vote “FOR” the Proposal on the enclosed proxy card. Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to similarly provide voting instructions by telephone or over the internet.

GENERAL INFORMATION

Investment Manager

Matthews International Capital Management, LLC serves as the Investment Manager to the Fund pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Fund Administration

Brown Brothers Harriman & Co. serves as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of September 26, 2025, to the best knowledge of the Fund, the following persons are the only persons known to be the beneficial owners of 5% or more of the outstanding shares of the Fund. Stockholders who beneficially own 25% or more of the outstanding shares of the Fund, or who are otherwise deemed to “control” the Fund, may be able to determine or significantly influence the outcome of matters submitted to a vote of the Stockholders.

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of September 26, 2025.

Title of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	9,477,706	98.59%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	2,788,999	28.89%
Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	819,965	8.49%
Common Stock	Allspring Global Investments, LLC 525 Market Street, 12th Floor, San Francisco, CA 94105	748,320	7.75%
Common Stock	CSS, LLC 1 North Wacker Drive, Suite 3075 Chicago, IL 60606	531,194	5.50%
Common Stock	Bill & Melinda Gates Foundation Trust 2365 Carillon Point Kirkland, WA 98033	520,704	5.39%

As of September 26, 2025, the Directors and executive officers of the Fund as a group owned beneficially in the aggregate less than 1% of the outstanding shares of Common Stock of the Fund.

METHOD OF SOLICITATION AND EXPENSES OF PROXY

Proxies will be solicited by mail or by telephone or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained Computershare Fund Services to assist in the proxy solicitation. The total cost of proxy solicitation services, including printing fees, is estimated at $17,500 plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

OTHER MATTERS

The Board knows of no other matters that are intended to be brought before the Special Meeting. Under Maryland law relating to special meetings of Stockholders, no business other than the matters stated in the Notice of Special Meeting may come before the Special Meeting. However, should any procedural matter relating to the Special Meeting properly come before the Special Meeting in accordance with the Fund’s By-Laws, including any question as to an adjournment of the Special Meeting, the persons named on the enclosed proxy card will vote on such procedural matter in their discretion.

STOCKHOLDER COMMUNICATIONS

The Fund does not have a specified process for Stockholders to send communications to the Board, and Stockholders may communicate directly with the Board at the Annual Meeting of Stockholders and by way of the Chairman’s contact information disclosed on every report of the Fund. The Board welcomes communication from Stockholders.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the Proposal is not approved by Stockholders, the Fund currently expects to hold the next annual Stockholders’ meeting on or about March 12, 2026, which date is subject to change. In order to submit a Stockholder proposal to be considered for inclusion in the proxy statement for the Fund’s 2026 Annual Meeting of Stockholders, Stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110) not before December 14, 2025, and not later than January 13, 2026.

The submission by a Stockholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

By order of the Board of Directors,

Patrick Keniston
Secretary

The China Fund, Inc.
c/o Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

October 6, 2025

APPENDIX A

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”) of The China Fund, Inc. (the “Corporation”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and dissolution of the Corporation in conformity with the laws of the State of Maryland and in accordance with Sections 331 and 332 of the Internal Revenue Code of 1986, as amended (the “Code”).

WHEREAS, the Corporation’s Board of Directors (the “Board”) has determined that it is in the best interests of the Corporation and the stockholders of the Corporation (the “Stockholders”) to liquidate and dissolve the Corporation; and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating and dissolving the Corporation and has directed that the liquidation and dissolution of the Corporation be submitted to the Stockholders for their consideration.

NOW, THEREFORE, the liquidation and dissolution of the Corporation shall be carried out in the manner hereinafter set forth:

1.          Effective Date of Plan. The Plan shall become effective only upon the approval of the liquidation and dissolution of the Corporation by the affirmative vote of a majority of the shares of common stock of the Fund outstanding and entitled to vote thereon. The day of such approval by the Stockholders is hereinafter called the “Effective Date.”

2.          Cessation of Business. After the Effective Date, the Corporation shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Corporation’s liabilities as provided in Section 5 herein, and distributing its remaining assets to the Stockholders in accordance with this Plan.

3.          Fixing of Interests and Closing of Books. The proportionate interests of Stockholders in the assets of the Corporation shall be fixed on the basis of their respective shareholdings at the close of business on the Effective Date, or on such later date as may be determined by the Board (the “Determination Date”). On the Determination Date, the books of the Corporation shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders’ respective interests in the Corporation’s assets shall not be transferable by the negotiation of share certificates and the Corporation’s shares will cease to be traded on the NYSE.

4.          Notice of Liquidation. As soon as practicable after the Effective Date, the Corporation shall mail notice to its known creditors, if any, at their addresses as shown on the Corporation’s records, that this Plan has been approved by the Board and the Stockholders and that the Corporation will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law (the “MGCL”).

5.         Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Corporation shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay in full all known or reasonably ascertainable liabilities of the Corporation incurred or expected to be incurred prior to the date of the final Liquidating Distribution provided for in Section 7, below.

6.          Declaration of Dividend. As part of the Plan, with the intention to eliminate all liability of the Corporation for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Corporation may declare such one or more dividends as the Treasurer of the Corporation may deem necessary or appropriate, taking into account all Corporation distributions and any amounts treated as distributed by the Corporation pursuant to Code Section 562(b), in each case, with respect to the taxable year that includes the final Liquidating Distribution that qualify for the dividends paid deduction under Section 561 of the Code, to distribute: (a) all of the Corporation’s investment company taxable income and net tax-exempt income (in each case determined without regard to the dividends paid deduction) and net capital gain (as defined by the Code) for: (i) the taxable year of the Corporation through and including the date of the final Liquidating Distribution, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Corporation was eligible to declare and pay a spillback dividend under Section 855(a) of the Code; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code, to be payable on or before the date of the final Liquidating Distribution, to the Stockholders of record of the Corporation as of such date as the Treasurer of the Corporation shall determine. For purposes of the foregoing, the total and per share amounts of such dividends shall be determined by the Treasurer of the Corporation and such determinations shall be binding and conclusive for all purposes.

7.          Liquidating Distributions.

(a)              The Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Corporation as described in Section 331 and Section 562(b) of the Code. The Corporation’s assets shall be distributed by one or more cash payments to the Stockholders of record as of the Determination Date in complete cancellation of all of the outstanding shares of stock of the Corporation (each, a “Liquidating Distribution”), ratably according to the Stockholder’s proportionate interest in the net assets of the Corporation attributable to the portfolio investments of the Corporation that were able to be converted to cash or cash equivalents (net of reserves) as of the date of payment of such Liquidating Distribution and were then available for distribution.

(b)             The Corporation may pay more than one Liquidating Distribution to Stockholders or may pay a Liquidating Distribution in more than one installment if appropriate to ensure the orderly disposition of portfolio investments, and may, (i) pay one or more Liquidating Distributions by transferring (each a “Transfer”), on behalf of the Stockholders, assets that were not able to be converted to cash or cash equivalents to a liquidating trust (or other appropriate liquidating vehicle) (a “Liquidating Trust”) established for the benefit of the Stockholders, and/or (ii) as soon as reasonably practicable following the appearance of a market, convert such remaining portfolio securities to cash at a price designed to achieve best execution followed by the payment of one or more Liquidating Distributions to Stockholders as of the close of business on the Effective Date, unless Matthews International Capital Management, LLC (“Matthews”), the Corporation’s investment manager, determines that temporarily delaying such conversion would be in the best interests of Stockholders. In no event will the final Liquidating Distribution be paid more than two (2) years after the Effective Date. The Corporation shall also be authorized to transfer to the Liquidating Trust any unpaid liabilities or expenses, whether known or unknown, of the Corporation and an amount of cash deemed necessary or appropriate by the Treasurer of the Corporation to pay such liabilities or expenses or any liabilities or expenses of the Liquidating Trust.

(c)             Upon payment of the final Liquidating Distribution, including a final Liquidating Distribution of interests in a Liquidating Trust (as contemplated by Section 7(b) herein), all outstanding shares of the Corporation shall be redeemed.

(d)             After the final Liquidating Distribution, if the Corporation receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the final Liquidating Distribution, such cash or distribution (after taking into account all expenses associated with effecting the disposition thereof) shall be distributed as directed by the Board and in such manner as the Board or, subject to the direction of the Board, the officers of the Corporation shall deem appropriate.

(e)              The final Liquidating Distribution shall occur as soon as practicable after the Effective Date and in any event no later than one day prior to the date that is two years after the Effective Date.

8.         Transfers. Any Transfer shall be made pursuant to an instrument of transfer and such other appropriate documentation as may be deemed necessary or appropriate by one or more officers of the Corporation.

9.          Expenses of the Liquidation and Dissolution of the Corporation. The Corporation shall bear all of the expenses incurred in carrying out this Plan.

10.        Power of the Board. The Board and, subject to the direction of the Board or a duly authorized committee thereof, the Corporation’s officers shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation: (i) the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the MGCL, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, NYSE rules, or any other applicable laws or regulations; (ii) acting on behalf of the Stockholders, the establishment of a Liquidating Trust for the benefit of the Stockholders, the appointment of a trustee and/or manager of such Liquidating Trust to act on behalf of the Stockholders to dispose of Liquidating Trust assets and distribute proceeds to the Stockholders, net of any expenses, liabilities or reserves, and the transfer of Corporation assets to such Liquidating Trust and distribution of interests in the Liquidating Trust as a Liquidating Distribution; and (iii) such other actions as they deem appropriate, in each case without Stockholder action.

11.        Amendment or Abandonment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the Liquidating Distributions) at any time without Stockholder approval, if the Board determines that such action would be advisable and in the best interests of the Corporation and the Stockholders, as may be necessary or appropriate to effect the marshalling of Corporation assets and the complete liquidation, dissolution, and termination of existence of the Corporation, and the distribution of its net assets to Stockholders in accordance with the laws of the State of Maryland, the 1940 Act, the Code, the Articles of the Corporation and By-Laws of the Corporation, and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Stockholders, such variation or amendment will be submitted to the Stockholders for approval. In addition, the Board may abandon this Plan prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Corporation and the Stockholders.

12.        Deregistration as an Investment Company. Upon completion of the Liquidating Distribution, the Corporation shall file with the U.S. Securities and Exchange Commission an application for an order declaring that the Corporation has ceased to be an investment company.

13.       Dissolution. As promptly as practicable, but in any event no earlier than 20 days after the mailing of notice to the Corporation’s known creditors, if any, the Corporation shall be dissolved in accordance with the laws of the State of Maryland and the Corporation’s Articles of Incorporation, including filing Articles of Dissolution with the Maryland Department of Assessments and Taxation. Once dissolved, if any additional assets remain available for distribution to the Stockholders, the Board may provide such notices to Stockholders and make such distributions in the manner provided by the MGCL.

14.        Appraisal Rights. Stockholders will not be entitled to appraisal rights in connection with the Plan.

15.        Tax Matters. Within thirty (30) days after the date of the adoption of this Plan, the officers of the Corporation shall cause the Corporation to file a return on Form 966 with the Internal Revenue Service, as required by Section 6043(a) of the Code, for and on behalf of the Corporation. The Corporation shall also file its regular income tax return on Form 1120-RIC for the year of its liquidation. The officers of the Corporation shall cause the Corporation to complete such reports and make such designations (including reports of capital gain dividends and, if applicable, designations pursuant to Section 316(b)(2) of the Code) with respect to dividends declared and paid pursuant to Section 7 of this Plan and with respect to the Liquidating Distributions, and they may cause the Corporation to take such other actions, as they deem necessary or desirable to avoid the Corporation being subject to U.S. federal income or excise taxes.

16.        Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

THE CHINA FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, Sign and Mail in the
enclosed Business Reply Envelope

VOTE AT THE TELEPHONIC MEETING
on October 21, 2025 at 11:00 a.m. Eastern Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CHINA FUND, INC. (THE "FUND"). The undersigned stockholder(s) of the Fund, revoking previous proxies, hereby appoints Thomas Perugini and Patrick Keniston, or any one of them, proxies of the undersigned, with full power of substitution to vote and act for and in the name and stead of the undersigned at the Special Meeting of Stockholders of the Fund ("Special Meeting"), to be held virtually by conference call at 11:00 a.m., Eastern Time, on October 21, 2025, and at any and all adjournments or postponements thereof, according to the number of votes the undersigned would be entitled to cast if personally present. Please refer to the Proxy Statement for instructions on how to participate in the Special Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CHI_34711_100125
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for
The China Fund, Inc.
Special Stockholder Meeting to be held virtually on October 21, 2025.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/chn-34711

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated October 3, 2025 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposal **The Board of Directors unanimously recommends a vote "FOR" the Proposal.**

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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